Isle of Wight Home Loans Ltd - ABS-15G

Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Barclays Bank PLC (“Barclays”)

1 Churchill Place

London

E14 5HP

United Kingdom

The Directors

Stratford Finance No.3 Plc (the “Issuer”)

1 Bartholomew Lane

London

EC2N 2AX

United Kingdom

The Directors

Isle of Wight Home Loans Limited (the “Seller”)

1 Churchill Place

London

E14 5HP

United Kingdom

Barclays Bank PLC (the “Arranger” and the “Lead Manager”)

1 Churchill Place

London

E14 5HP

United Kingdom

and the Other Managers (as defined in the engagement letter)

20 July 2023

Dear Ladies and Gentlemen

Agreed-upon procedures (AUP) report of factual findings in connection with the proposed issuance of Residential Mortgage Backed Securities (“RMBS”) by the Issuer (the “Securitisation”).

Purpose of this AUP report

This AUP report is produced in accordance with the terms of our agreement dated 14 July 2023 (the “agreement”) and attached in Appendix 2 to this AUP report.

This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT
T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

It is the responsibility of Barclays (or the mortgage servicer on its behalf) to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of mortgage servicer and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of Barclays (or the mortgage servicer on its behalf) to respond to the due diligence enquiries of the Arranger and the Lead Manager concerning the servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there were no independence requirements with which we were required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report.

You may include a copy of this AUP report in the bible of transaction documents of the Securitisation prepared for the Issuer.

The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report.

You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP report whether via that website or otherwise.

Additionally, the Seller or Barclays may file a copy of the AUP report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP report whether via EDGAR or otherwise. The AUP report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP report.

This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

London

20 July 2023

Appendix 1 to the AUP report

Procedures performed in relation to a sample of mortgage loans

1.	We were provided with a data file by Barclays on 19 June 2023 entitled “BoE - Avon 1 - 2023-05-31_BARC_vFF” (the “Initial Extraction File”) detailing account numbers for the provisional portfolio of mortgage loans as at 31 May 2023 (the “Cut-Off Date”). The portfolio comprised 6,204 mortgage loans (as identified by the “AR3” data field of the Initial Extraction File) (the “Mortgage Loans”) with a total current balance of £618,877,820.56 as at the Cut-Off Date. We have been informed that the pool of Mortgage Loans represents the Securitisation pool as at the Cut-Off Date. We selected a random sample of 442 Mortgage Loans (the “Initial Selected Sample”) from the Initial Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria:

●	99 % confidence level;

●	0 % expected error rate;

●	1 % maximum error rate.

You have agreed the sample size of 442 Mortgage Loans as being sufficient and appropriate for the purposes of this engagement.

2.	In addition, we selected a reserve sample of 25 Mortgage Loans (the “Reserve Sample”) from the Initial Extraction File, to be used to replace any Mortgage Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing.

3.	None of the Mortgage Loans from the Reserve Sample were used. Therefore the 442 Mortgage Loans from the Initial Selected Sample represent the “Selected Sample”.

4.	On 10 July 2023 we received an updated data file from Barclays entitled “BoE - Avon 1 - 2023-05-31 - Corrected SVR Margins - 7.7.2023” (the “Extraction File”). We compared the data in the Extraction File with that in the Initial Extraction File and noted no differences apart from the inclusion of an additional column in the Extraction File entitled “CORRECT AR110”. We were advised to use this data field for the purpose of test 10 as the column entitled “OLD AR110” in the Extraction File and “AR-110” in the Initial Extraction File included data that had been incorrectly extracted from the Mortgage System.

5.	For the purposes of our testing, the “Mortgage System” referenced in each case refers to the TAMAR system and the TAMAR Enquiries system of the mortgage servicer, Capita Plc (the “Servicer”). We have not performed any procedures to test or validate the data contained in the Mortgage System, other than as explicitly set out below.

6.	We performed our testing between 3 July 2023 and 10 July 2023.

7.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where management of the Servicer have provided explanations for the exceptions noted, these are included in the results column. We have not, however, performed any procedures to validate the explanations provided, unless otherwise stated.

Test	Description of Agreed Upon Procedures	Results

1.	Loan ID

	Agreed the ‘Loan ID’ in the ‘AR3’ data field of the Extraction File to the Mortgage System.	No exceptions noted.

Test	Description of Agreed Upon Procedures	Results

The Servicer stated that the AR3 field in the Extraction File represented anonymised Loan ID’s, and provided us with a file entitled “Copy of BoE - Avon 1 - 2023-05-31 with Acc no anf glossary of terms.xlsx” (the ‘Loan ID mapping’) which included a mapping of those anonymised loan ID’s the Account numbers as shown on the Mortgage System. We used the Loan ID mapping file in performing the above procedures.

2.	Borrower ID

Agreed the six digit ‘Borrower ID’ in the ‘AR7’ data field of the Extraction File to the second to seventh digit of the borrower identifier shown on the Mortgage System.

The Servicer stated that the second to seventh digit of the account number populated in the AR7 field of the Extraction File also uniquely identifies each borrower.

No exceptions noted.
3.	Property ID

	Agreed the ‘Property ID’ in the ‘AR8’ data field of the Extraction File to the Mortgage System.	No exceptions noted.

4.	Loan Maturity Date

Agreed the ‘Maturity Date’ in the ‘AR56’ data field of the Extraction File to the “Term end Date” Mortgage System.

The Servicer stated that the Date of Loan Maturity in the Extraction file is calculated during the extraction process based on the original term of the Mortgage Loan and the account open date (rather than being a direct feed from the Term End Date field on the Mortgage System, which for Platform originated Mortgage Loans calculates the Term End Date based on the original term and the first payment date).

We have not reported an exception if the Date of Loan Maturity in the Extraction File was within 30 days of the ‘Term End Date’ shown on the Mortgage System.

No exceptions noted.
5.	Current Balance
	Agreed the ‘Current Balance’ in the ‘AR67’ data field of the Extraction File to the outstanding current balance as at the Cut-Off Date on the Mortgage System.	No exceptions noted.

6.	Repayment Method

	Agreed the ‘Repayment Method’ in the ‘AR69’ data field of the Extraction File to the repayment type indicated on the Mortgage System.	No exceptions noted.

Test	Description of Agreed Upon Procedures		Results

7.	Payment Due

	Agreed the ‘Payment Due’ in the ‘AR71’ data field of the Extraction File to the Instalment Amount on the Mortgage System.		No exceptions noted.

8.	Current Interest Type

Agreed the ‘Current Interest Type’ in the ‘AR107’ data field of the Extraction File to the Mortgage System.

We used the following mapping of the interest rate types on the Mortgage System to the Interest Rate Type in the Extraction File provided by the Servicer when performing the procedures:

No exceptions noted.

	Interest Rate Description in	Extraction
	the Mortgage System	File
PHL BBR, PHL SVR, MAS SVR,
	GMAC BBR and MAS SVR	2
PHL Term SONIA, PHL Synth
LIBOR, GMAC Synth LIBOR and
	GMAC Term SONIA	8
9.	Current Interest Rate

	Agreed the ‘Current Interest Rate’ in the ‘AR109’ data field of the Extraction File to the interest rate as at the Cut-Off Date on the Mortgage System.		No exceptions noted.

10.	Current Interest Rate Margin

	Agreed the ‘Current Interest Rate Margin’ in the ‘CORRECT AR110” data field of the Extraction File to the interest rate margin as at the Cut-Off Date on the Mortgage System.		No exceptions noted.

11.	Restructuring Arrangement

	Agreed the ‘Restructuring Arrangement in the ‘AR122’ data field of the Extraction File to the Mortgage System.		No exceptions noted.

12.	Arrears Balance

	Agreed the ‘Arrears Balance’ in the ‘AR169’ data field of the Extraction File to the Mortgage System as at the Cut-Off Date by reconciling expected payments and payments received to the arrears balance shown as at the date of our testing.		No exceptions noted.

Appendix 2 to the AUP report

Engagement letter